SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT




     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported): June 30, 1997




                               GENTA INCORPORATED
             (Exact name of registrant as specified in its charter)


                         Commission file number 0-19635


            DELAWARE                                     33-0326866
 (State or other jurisdiction of            (IRS Employer Identification Number)
 incorporation or organization)



                 3550 GENERAL ATOMICS COURT, SAN DIEGO, CA 92121
                    (Address of principal executive offices)
                                   (Zip Code)



                                 (619) 455-2700
              (Registrant's telephone number, including area code)

                               GENTA INCORPORATED

                                    FORM 8-K

                                 CURRENT REPORT

                                TABLE OF CONTENTS


Item 5.  Other Events

Signature

ITEM 5.  OTHER EVENTS

         On February 6, 1997, the Company announced that, effective February 7, 1997, the Company's Common Stock, formerly listed on The Nasdaq National Market, would be listed on The Nasdaq SmallCap Market via an exception from the bid price and capital and surplus requirements of The Nasdaq SmallCap Market. The Nasdaq Listing Qualifications Panel (the "Panel") granted the Company a temporary exception (the "Exception") from these standards subject to the Company's meeting certain conditions.

         On April 11, 1997, the Company was notified that the Panel had determined to modify the terms of the Exception as follows (the "Revised Exception"). First, on or before April 15, 1997, the Company must make a public filing with the Securities and Exchange Commission (the "SEC") and Nasdaq evidencing minimum capital and surplus of $2,700,000. The filing must contain a February 28, 1997 balance sheet with pro forma adjustments for any significant transactions occurring on or before the filing date. Second, on or before May 7, 1997, the Company must provide Nasdaq with an April 30, 1997 balance sheet evidencing compliance with the $1,000,000 maintenance requirement for capital and surplus. Third, on or before June 9, 1997, the Company must provide Nasdaq with a May 31, 1997 balance sheet evidencing compliance with the $1,000,000 maintenance requirement for capital and surplus. Finally, on or before July 7, 1997, the Company must make a public filing with the SEC and Nasdaq (the "Final Filing Requirement") containing a June 30, 1997 balance sheet with pro forma adjustments for any significant transactions occurring on or before the filing date and evidencing a minimum of $6,000,000 in capital and surplus and compliance with all requirements for continued listing. The Panel has further informed the Company that in the event the Company fails to meet any of the terms of this Revised Exception, its securities will be immediately deleted from The Nasdaq Stock Market.

         On April 15, 1997, in accordance with the Revised Exception, the Company made a public filing with the SEC and Nasdaq of an unaudited condensed consolidated balance sheet as of February 28, 1997, showing capital and surplus of $2,722,091. On May 6, 1997, in accordance with the Revised Exception, the Company provided Nasdaq with an unaudited condensed consolidated balance sheet, showing capital and surplus of $1,383,984. On June 6, 1997, in accordance with the Revised Exception, the Company provided Nasdaq with an unaudited condensed consolidated balance sheet, showing capital and surplus of $1,176,914. To comply with the Final Filing Requirement, the Company is hereby filing with the SEC this current report on Form 8-K containing an unaudited condensed consolidated balance sheet as at June 30, 1997, showing capital and surplus of $13,338,724 and also concurrently sending a copy hereof to Nasdaq.

                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                              GENTA INCORPORATED



Date:  July 7, 1997

                                              /s/Michael S. Weiss
                                              -----------------------------
                                              Michael S. Weiss
                                              Interim Chairman of the Board

                               GENTA INCORPORATED
                      CONDENSED CONSOLIDATED BALANCE SHEET
                                   (UNAUDITED)

                                                                                                          JUNE 30,
                                            ASSETS                                                         1997
                                                                                                   ---------------------

Current assets:
   Cash and cash equivalents .....................................................................   $   9,969,724
   Subscription receivable .......................................................................       4,154,007
   Trade accounts receivable .....................................................................         520,630
   Inventories ...................................................................................         873,457
   Other current assets ..........................................................................         190,590
                                                                                                     -------------
Total current assets .............................................................................      15,708,408
                                                                                                     -------------
Property and equipment, net ......................................................................       2,917,910
Intangibles, net .................................................................................       4,074,665
Other assets, net ................................................................................       1,087,149
                                                                                                     -------------
                                                                                                     $  23,788,132
                                                                                                     =============

                          LIABILITIES AND STOCKHOLDERS' EQUITY

Current liabilities:
   Accounts payable ..............................................................................   $   2,614,878
   Other accrued expenses ........................................................................       2,210,374
   Deferred revenue ..............................................................................         132,110
   Short term notes payable ......................................................................       2,350,000
   Current portion of notes payable and capital lease obligations ................................         221,602
                                                                                                     -------------
Total current liabilities ........................................................................       7,528,964
                                                                                                     -------------
Notes payable, less current portion ..............................................................         917,431
Deficit in joint venture .........................................................................       2,003,013
Stockholders' equity:
   Preferred stock; 5,000,000 shares authorized:
      Series A convertible preferred stock, $.001 par value; 528,100 shares issued and outstanding
        at June 30, 1997, liquidation value is $31,113,892 at June 30, 1997 ......................             528
      Series C convertible preferred stock, $.001 par value; 1,144 shares issued and outstanding
        at June 30, 1997, liquidation value is $1,202,422 at June 30, 1997 .......................               1
      Series D convertible preferred stock, $.001 par value; 174,580 shares issued and outstanding
        at June 30, 1997, liquidation value is $16,813,342 at June 30, 1997 ......................             175
   Common stock, $.001 par value; 70,000,000 shares authorized; 4,378,852 shares issued and
      outstanding at June 30, 1997 ...............................................................           4,379
   Additional paid-in capital ....................................................................     122,732,087
   Accumulated deficit ...........................................................................    (114,156,246)
   Accrued dividends payable .....................................................................       4,807,776
   Notes receivable from stockholders ............................................................         (49,976)
                                                                                                     -------------
Total stockholders' equity .......................................................................      13,338,724
                                                                                                     -------------
                                                                                                     $  23,788,132
                                                                                                     =============